UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 3, 2006


                             JOHN H. HARLAND COMPANY
             (Exact Name of Registrant as Specified in Its Charter)


                                     GEORGIA
                 (State or Other Jurisdiction of Incorporation)


             1-6352                                   58-0278260
 (Commission File Number)             (IRS Employer Identification No.)


    2939 Miller Road, Decatur, Georgia            30035
(Address of Principal Executive Offices)       (Zip Code)


                                 (770) 981-9460
              (Registrant's Telephone Number, Including Area Code)


                                (Not Applicable)
     (Former Name or Former Address, if Changed Since Last Report)


  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02.  Departure  of  Directors  or  Principal  Officers;  Election of
Directors;  Appointment  of Principal Officers.

(d)      New Director

         On August 3, 2006 Scott A. Kisting was elected to the Board of Directors of the Company, upon the recommendation of the Governance Committee. Mr. Kisting has been appointed to the Audit Committee of the Board. There was no arrangement or understanding between Mr. Kisting and any other person pursuant to which he was selected as a Director and there are no related party transactions between Mr. Kisting and the Company. A copy of the Company's press release announcing the election of Mr. Kisting is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c)      Exhibits

99.1 Press Release dated August 4, 2006




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                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                JOHN H. HARLAND COMPANY



Date:  August 4, 2006           By: /s/ John C. Walters
                                    -------------------

                                    John C. Walters
                                    Senior Vice President and
                                    General Counsel



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


Exhibit Index

Exhibit Number    Description of the Exhibit

99.1              Press Release issued August 4, 2006




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